Filed pursuant to Rule 497(a)(1)
File No. 333-163279
Rule 482 Ad.

Golub Capital BDC Prices Initial Public Offering

NEW YORK, NY – April 15, 2010 – Golub Capital BDC, Inc. (the “Company”) (NASDAQ: GBDC) announced today the pricing of the initial public offering of 7,100,000 shares of its common stock at a public offering price of $14.50 per share, raising approximately $103.0 million in gross proceeds. The Company has granted the underwriters an option to purchase up to an additional 1,065,000 shares of common stock. The Company’s common stock is expected to begin trading on The Nasdaq Global Select Market under the symbol “GBDC” on April 15, 2010.  Wells Fargo Securities, LLC and UBS Investment Bank are acting as joint bookrunning underwriters.  Stifel, Nicolaus & Company, Incorporated, BMO Capital Markets Corp., RBC Capital Markets Corporation and Janney Montgomery Scott LLC are acting as co-managers.   The closing of the transaction is subject to customary closing conditions.  The shares are expected to be delivered on April 20, 2010.

The Company expects to use the net proceeds to repay certain amounts outstanding under its existing credit facility and to invest the balance of the net proceeds in portfolio companies in accordance with its investment objective and strategies and for general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus dated April 5, 2010 contains this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.  This offering is being made solely by means of a written prospectus forming part of the effective registration statement. A copy of the final prospectus relating to the offering may be obtained, when available, from any of the following investment banks:  Wells Fargo Securities, LLC, 375 Park Avenue, New York, NY 10152-4077, equity.syndicate@wachovia.com, or UBS Investment Bank, 299 Park Avenue, New York, NY 10171, Attn: Prospectus Department, or by calling Wells Fargo Securities, LLC at (800) 326-5897 or UBS Investment Bank at (888) 827-7275 ext. 3884.

ABOUT GOLUB CAPITAL BDC, INC.

The Company is a business development company that principally invests in senior secured, unitranche, mezzanine and second lien loans of middle-market companies that are, in most cases, sponsored by private equity investors.  The Company’s investment activities are managed by its investment adviser, GC Advisors LLC, an affiliate of Golub Capital.

ABOUT GOLUB CAPITAL

Golub Capital, founded in 1994, is a leading lender to middle-market companies. Reuters Loan Pricing Corporation ranked Golub Capital as the leading senior lender for middle-market leveraged buyouts (defined as total debt financing of under $100 million) in 2009, based both on deal value and number of deals. As of December 31, 2009, Golub Capital managed over $4.0 billion of capital, with a team of 47 investment professionals dedicated to U.S. middle-market lending in New York, Chicago and Atlanta.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.